UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2002

                              NUTEK, INC.
         (Exact name of Registrant as specified in charter)


         Nevada                       0-29087          87-0374623
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification)


1110 Mary Crest Road, Henderson, NV                   89014
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (702) 567-2613

ITEM 9. REGULATION FD DISCLOSURE

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of Nutek, Inc. under the Securities Act of 1933.

On August 14, 2002, Murray N. Conradie, President and Chief Executive Officer of Nutek, Inc. (the "Company") and Jason F. Griffith, Chief Financial Officer of the Company, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. The text of each of these certifications is set forth below:

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Nutek, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2002, as filed with the Securities and Exchange Commission on the date thereof (the "Report"), I, Murray N. Conradie, the Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2002                  By: /s/ Murray N. Conradie
                                           -------------------------------------
                                           Murray N. Conradie
                                           President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate document and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Nutek, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2002, as filed with the Securities and Exchange Commission on the date thereof (the "Report"), I, Jason F. Griffith, the Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2002                  By: /s/ Jason F. Griffith, CPA
                                           --------------------------------
                                           Jason F. Griffith, CPA
                                           Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate document and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NUTEK, INC.


Date: August 14, 2002            By: /s/ Murray N. Conradie
                                 ---------------------------------
                                 Murray N. Conradie,
                                 President and Chief Executive Officer


Date: August 14, 2002            By: /s/ Jason F. Griffith, CPA
                                 ---------------------------------
                                 Jason F. Griffith, CPA
                                 Chief Financial Officer



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